UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     ----------------------------------------------------------------------
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                October 15, 2004
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                            AMES NATIONAL CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


            IOWA                          0-32637                42-1039071
--------------------------------------------------------------------------------
(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
Incorporation or Organization)                               Identification No.)


                                405 FIFTH STREET
                                AMES, IOWA 50010
                    ----------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (515) 232-6251

                                 NOT APPLICABLE
              ----------------------------------------------------
              (Former Name, Former Address and Former Fiscal Year,
                         if Changed Since Last Report)



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Item 2.02  Results of Operations and Financial Condition

On October 15, 2004, Ames National Corporation issued a News Release announcing financial results for the three and nine months ended September 30, 2004. A copy of the New Release is attached hereto as Exhibit 99.1.

Item 8.01  Other Events

On October 15, 2004, Ames National Corporation issued a News Release announcing that an application has been submitted to NASDAQ to list the Company's common stock on the NASDAQ SmallCap Market. A copy of the New Release is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

The following exhibit is filed as part of this Report:

   Exhibit No.                                           Description
   -----------                               -----------------------------------
      99.1                                   News Release dated October 15, 2004


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                            AMES NATIONAL CORPORATION


Date:  October 15, 2004                        By: /s/ Daniel L. Krieger
                                                   -----------------------------
                                                   Daniel L. Krieger, President
                                                   (Principal Executive Officer)


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